SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549
                        ___________________________

                                 Form 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): January 28, 1998


                        AAMES FINANCIAL CORPORATION
          (Exact name of Registrant as Specified in Its Charter)


    Delaware                      0-19604                  95-4340340
 (State or Other                (Commission              (IRS Employer
 Jurisdiction of                File Number)           Identification No.)
 Incorporation)



                    350 South Grand Avenue, 52nd Floor
                       Los Angeles, California 90071
                 (Address of Principal Executive Offices)



                              (213) 210-5000
           (Registrant's Telephone Number, Including Area Code)


                                    NA
           (Former Name or Former Address, if Changed Since Last
                                  Report)

ITEM 5.   OTHER EVENTS

          Reference is made to the press releases of Registrant issued on January 28, 1998, which contain information meeting the requirements of this Item 5 and are incorporated herein by this reference. Copies of the press releases are attached to this Form 8-K as Exhibits 99.1 and 99.2.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current
Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


February 2, 1998                  AAMES FINANCIAL CORPORATION


                                   By:   /s/ Barbara S. Polsky
                                         -----------------------
                                         Barbara S. Polsky
                                         Executive Vice President,
                                         General Counsel and Secretary

                          EXHIBIT INDEX


Exhibit No. Description of Exhibit

   99.1     Press release issued January 28, 1998 regarding earnings

   99.2 Press release issued January 28, 1998 regarding letter of intent